SECURITIES AND EXCHANGE COMMISSION
                         	WASHINGTON, D.C. 20549



                                	FORM 8-K


                  	Pursuant to Section 13 or 15(d) of the
                     	Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 6,1996


                   ULTRADATA SYSTEMS, INCORPORATED
      	(Exact name of Registrant as Specified in its Charter)


        Delaware                   0-25380           43-1401158
(State of Incorporation)      (Commission File     (IRS Employer
                              Number)              Identification No.)



       9375 Dielman Industrial Drive, St. Louis, Missouri 63132
             (Address of principal executive offices)



                           (314) 997-2250
                    	Registrant's Telephone Number




Item 6.    	CALL FOR REDEMPTION OF CLASS A WARRANTS.

		On August 6, 199 Ultradata Systems, Incorporated (the "Company") issued a notice to the holders of the Company's Redeemable Class A Warrants for Common
Stock ("Class A Warrants"), exercising the Company's right, pursuant to the
Warrant Agreement dated as of February 7, 1995 between the Company and
American Stock Transfer & Trust Company as Warrant Agent
(the "Warrant Agent"), to redeem on September 6, 1996 (the "Redemption Date")
all of the Company's then outstanding Class A Warrants.

		Each Class A Warrant entitles the registered holder thereof to purchase one share of the Company's Common Stock, $.01 par value ("Common Stock") at a price of $6.00 per share.

Terms of Redemption

		Redemption Date  - September 6, 1996

		Redemption Price - $.05 per Class A Warrant

Cessation of Right to Exercise
and Other Rights of Warrant Holders

		The rights of holders to exercise their Class A Warrants will terminate at
5:00 P.M. New York time on September 5, 1996.  Thereafter, holders of Class A
Warrants will have no rights except to receive, upon surrender of the Class A
Warrant certificate, the Redemption Price.

Redemption Procedure

		Payment of the amount to be received on redemption will be made by the
Company upon the presentation and surrender of the Class A Warrants for payment at any time after the Redemption Date.  To surrender Class A Warrants for redemption, Warrant holders should deliver certificates representing the
Class A Warrants to the Warrant Agent at the following address:

                				American Stock Transfer & Trust Company
			                	40 Wall Street, 46th Floor
		                		New York, New York 10005


                             	EXHIBITS

   	1.  Notice of Redemption of Class A Warrants.

                            	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            						ULTRADATA SYSTEMS, INCORPORATED



     Dated:  August 6, 1996     	By:___________________________
		                             					Monte Ross
		   				                          	Chief Executive Officer



                     	ULTRADATA SYSTEMS, INCORPORATED

              	REDEEMABLE CLASS A WARRANTS FOR COMMON STOCK

                         	NOTICE OF REDEMPTION

		Ultradata Systems, Incorporated (the "Company") hereby exercises its right, pursuant to the Warrant Agreement dated as of February 7, 1995 between the
Company and American Stock Transfer & Trust Company as Warrant Agent (the
"Warrant Agent"), to redeem on September 6, 1996 (the "Redemption Date") all of the Company's then outstanding Redeemable Class A Warrants for Common
Stock ("Class A Warrants").

		Each Class A Warrant entitles the registered holder thereof to purchase one share of the Company's Common Stock, $.01 par value ("Common Stock") at a price of $6.00 per share.

Terms of Redemption

              		Redemption Date  - September 6, 1996

              		Redemption Price - $.05 per Class A Warrant

Cessation of Right to Exercise
and Other Rights of Warrant Holders

		The rights of holders to exercise their Class A Warrants will terminate at
5:00 P.M. New York time on September 5, 1996.  Thereafter, holders of Class A
Warrants will have no rights except to receive, upon surrender of the Class A
Warrant certificate, the Redemption Price.  As of the date of this Notice of
Redemption, the Redemption Price is less than the price that could be obtained upon the sale of the Class A Warrants in the open market.

Redemption Procedure

		Payment of the amount to be received on redemption will be made by the
Company upon the presentation and surrender of the Class A Warrants for payment at any time after the Redemption Date.  To surrender Class A Warrants for redemption, Warrant holders should deliver certificates representing the
Class A Warrants to the Warrant Agent at the following address:

              				American Stock Transfer & Trust Company
		              		40 Wall Street, 46th Floor
	              			New York, New York 10005

Exercise Rights

		Each Class A Warrant entitles the registered holder to purchase one share of Common Stock at $6.00 per share.  The closing price of the Common Stock on
August 5, 1996, as reported on the NASDAQ National Market System, was $9 1/16.

		In lieu of surrendering Class A Warrants for redemption, Warrant holders may, at their option, exercise their Class A Warrants.  However, after 5:00
P.M. New York time on September 5, 1996, the Class A Warrants will no longer be exercisable.

Exercise Procedure

		The Class A Warrants may be exercised by delivery of the Class A Warrant certificate to the Warrant Agent at the address set forth above on or before
5:00 New York time on September 5, 1996.  The Class A Warrant certificate so delivered must be accompanied by cash or by official bank or certified check made payable to "Ultradata Systems, Incorporated" for the full amount of the exercise price ($6.00 per share).  The Subscription Form on the reverse side of each Class A Warrant certificate must be completed in full and signed by the registered holder.  If the holder is requesting that the shares to which s/he is entitled be issued in the name of, or delivered to, a third party, the holder's signature must be guaranteed by an eligible guarantor institution
(bank, stock brokerage firm, savings and loan association or credit union with membership in an approved signature guarantee Medallion Program)
pursuant to SEC Rule 17Ad-15.

Warrant Agent

		American Stock Transfer & Trust Company ("AST&T") is the Company's Warrant
Agent and will be available to assist Warrant holders requesting information or to respond to questions as to the procedure for exercise.  Warrant holders may contact AST&T shareholder services at (718) 921-8200.

		Each Class A warrant will be deemed exercised on the date upon which the certificate with the Subscription Form fully completed (and with signature guaranteed, if required) and the exercise price are received by the Warrant
Agent.

   		ANY CLASS A WARRANT CERTIFICATE WHICH IS NOT ACCOMPANIED BY PAYMENT OF THE
     EXERCISE PRICE OR WHICH IS RECEIVED WITHOUT THE SUBSCRIPTION FORM HAVING
     BEEN PROPERLY COMPLETED AND SIGNED WILL BE DEEMED TO HAVE BEEN DELIVERED
     FOR REDEMPTION AND NOT FOR EXERCISE.  ANY CLASS A WARRANT RECEIVED WITH A
     COMPLETED AND SIGNED SUBSCRIPTION FORM BUT WHICH IS NOT ACCOMPANIED BY THE
     FULL EXERCISE PRICE WILL BE DEEMED TO HAVE BEEN EXERCISED ONLY FOR THE
     NUMBER OF SHARES FOR WHICH THE EXERCISE PRICE WAS PAID IN FULL.

Right to Exercise in Certain Jurisdictions

		The shares of Common Stock issuable upon exercise of the Class A Warrants must be registered, or qualify for an exemption from registration, under the securities or "blue sky" laws of the state in which a holder seeking to exercise such Class A Warrants resides.

		In each of the following jurisdictions, the Class A warrants may be exercised:

	Alabama        	Iowa         	 Nevada	Rhode          Island
	Alaska	         Kansas	        New Hampshire	        South Carolina
	Arizona        	Kentucky	      New Jersey	           South Dakota
	Arkansas       	Louisiana	     New Mexico	           Tennessee
	Colorado	       Maine	         New York	             Texas
	Connecticut	    Maryland	      North Carolina       	Utah
 Delaware	       Massachusetts 	North Dakota          Vermont
	Georgia         Michigan	      Ohio                  Virginia
	Hawaii	         Minnesota	     Oklahoma              Washington
 Idaho	          Mississippi	   Oregon	               West Virginia
	Illinois       	Missouri     	 Pennsylvania	         Wisconsin
	Indiana	        Montana	       Puerto Rico	          Wyoming
                	Nebraska       District of Columbia

	In each of the following jurisdictions, the Class A Warrants may not be exercised:

	California	     Florida	       Guam


Dated: August 6, 1996

                  		         BY ORDER OF THE BOARD OF DIRECTORS